UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: JULY 28, 2003

(DATE OF EARLIEST EVENT REPORTED: JULY 24, 2003)

MTC TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-49890	02-0593816

(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NUMBER)

4032 Linden Avenue, Dayton, Ohio		45432

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Ex. 99.1 Press Release dated July 24, 2003

ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIALCONDITION

On July 24, 2003, MTC Technologies, Inc. (the “Company”) announced its financial results for the three and six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 28, 2003

MTC TECHNOLOGIES, INC.

/S/ DAVID S. GUTRIDGE

David S. Gutridge Chief Financial Officer

EXHIBIT INDEX

Ex. 99.1	Press Release dated July 24, 2003